UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

 Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – September 30, 2014

Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard Morgan™ Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

				Total
				Returns
Vanguard Morgan Growth Fund
Investor Shares				16.85%
Admiral™ Shares				17.03
Russell 3000 Growth Index				17.87
Multi-Cap Growth Funds Average				14.86
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$24.26	$27.07	$0.172	$0.990
Admiral Shares	75.26	83.97	0.664	3.067

Chairman’s Letter

Dear Shareholder,

For the third straight fiscal year, Vanguard Morgan Growth Fund delivered a double-digit advance, helped by a strong showing in the health care sector. For the 12 months ended September 30, 2014, Investor Shares returned 16.85%, while the lower-cost Admiral Shares returned 17.03%. These returns were comfortably ahead of the 14.86% average return of peer funds, but trailed the 17.87% return of the fund’s benchmark index, the Russell 3000 Growth Index.

As you know, the Morgan Growth Fund invests in both mid- and large-capitalization growth stocks. In the period under review, that middle-market exposure pulled down the fund’s results a bit as large-cap growth stocks outpaced their smaller counterparts. Of course, the positions of mid- and large-cap stocks are bound to switch from time to time. Market leadership changes in unpredictable ways, and that’s one of the reasons that Vanguard believes broad diversification is the wisest choice for many investors.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns, based on the highest federal income tax bracket, that appears later in the report.

Please note that as of September 30, 2014, the fund had realized short-term capital gains equal to about 1% of assets and long-term gains accounting for about 8% of fund assets. Gains are distributed in December.

For stocks, brief patchiness didn’t hinder strong returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, coupled with China’s slower growth and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Bonds bounced back strongly, despite a pause late in the year
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

In its search for opportunity, the fund veers from its benchmark
Vanguard Morgan Growth Fund is managed by five investment advisors, each responsible for a portion of the fund’s assets. The advisors rely on different but complementary strategies for identifying opportunities among large- and mid-cap growth stocks. This multi-manager approach provides diversification, along with the potential for less volatility than is typical for a single-manager fund.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.39%	0.25%	1.34%
The fund expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.40% for Investor Shares and 0.26% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Multi-Cap Growth Funds.

For the 12-month period, as I mentioned earlier, mid- and small-cap stocks under-performed their larger counterparts, reflecting investor concerns about smaller companies’ rich valuations. This provided a relative boost to the fund’s benchmark index, which has a greater weighting in large-cap stocks (based on median market capitalization).

Keep in mind that your fund differs from its benchmark in more ways than market capitalization (the total value of a company’s shares). For example, the fund has a small portion of assets in non-U.S. stocks, while the benchmark does not include foreign holdings. See the Fund Profile that follows the Advisors’ Report for more details.

The fund’s weightings among industry sectors also diverge, to some degree, from those of the benchmark. For example, as of the end of the period, the fund had greater representation in technology and less in consumer staples (a category that includes everything from drug stores to supermarkets to tobacco companies) than the Russell 3000 Growth Index did.

Diverging from benchmarks is how active fund managers strive to achieve outperformance. Of course, along with opportunity, this parting of ways brings the risk of underperformance.

During the fiscal year, the health care sector was fertile territory for your fund. Many of the advisors’ choices among biotechnology

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Morgan Growth Fund Investor Shares	8.52%
Russell 3000 Growth Index	8.95
Multi-Cap Growth Funds Average	8.01
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

and pharmaceutical stocks soared. The shares fared well amid clinical-trial advancements for new therapies and a flurry of merger and acquisition activity. The fund also had disappointments during the 12 months; for example, some high-flying tech and internet firms, which had enjoyed robust advances earlier, reversed course.

For more information about the advisors’ strategies and the fund’s positioning, please see the Advisors’ Report that follows this letter.

The fund has achieved solid long-term results
For the ten years ended September 30, 2014, your fund recorded an average annual return of 8.52%—about half a percentage point ahead of peer funds, but also about half a percentage point behind the benchmark index.

To put it mildly, this period included both highs and lows for investors. There was the extreme pain of the 2008–2009 financial crisis, followed by a sharp rebound that’s been marked by an extended rally for U.S. stocks.

Through it all, the multi-manager advisory team steered your fund to deliver solid long-term results. In addition to the advisors’ skill, low investment costs helped the fund’s bottom line.

High costs don’t equal strong fund performance
Speaking of investment costs, as a Vanguard investor, you probably realize that the adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2014

Advisors’ Report

For the fiscal year ended September 30, 2014, Vanguard Morgan Growth Fund returned 16.85% for Investor Shares and 17.03% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. (Please note that the Kalmar Investment Advisers and Frontier Capital Management discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 17, 2014.

Wellington Management Company, llp

Portfolio Manager:

Paul E. Marrkand, CFA,
Senior Vice President

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify companies that we believe have above-average growth prospects. Our research focuses on mid- and large-capitalization companies, evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria. We seek to build a portfolio with diversified sources of return with a balance of growth, quality, and valuation attributes.

It was a strong 12 months for U.S. equities and other developed-market stocks around the world as the S&P 500 Index posted a return of about 20% and the return of the MSCI World Index exceeded 12%. Fixed income markets also moved up, with the Barclays U.S. Aggregate Index returning 3.96% for the period.

Successes
Sector allocation, a residual outcome of our bottom-up stock selection process, contributed to the portfolio’s relative return during the period, primarily through our overweighting of the information technology sector and our underweighting of the consumer staples and consumer discretionary sectors.

Our stock selection was strongest within the health care and consumer staples sectors. The largest individual contributors to benchmark-relative performance included Skyworks Solutions, Microsoft, and SanDisk (all information technology companies), as well as Vertex Pharmaceuticals.

Shortfalls
Security selection detracted from relative performance during the period, particularly in information technology, industrials, and energy. The largest detractors included Cisco Systems, Apple, and NetApp.

We ended the period most overweighted in the information technology and health care sectors and most underweighted in the industrials and consumer discretionary sectors. We remain optimistic about our portfolio’s favorable risk/reward profile, and continue to purchase, at attractive valuations, capital-compounding companies with long-term competitive advantages that can sustain a free-cash-flow growth rate beyond that of the market.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

The U.S. economy continued to grow slowly, with gauges of employment, housing, sentiment, and confidence showing incremental improvement. The Federal Reserve continued to taper its quantitative stimulus, signaling confidence in the sustainability of U.S. economic expansion. Growth prospects weakened for much of the rest of the world.

Successes
Apple’s revenue and earnings strength reflected successful product updates and expanding global acceptance of its platform. Gilead Sciences benefited from impressive sales of a new hepatitis C drug, Sovaldi. Allergan advanced on a takeover bid.

Shortfalls
We eliminated our position in Whole Foods Market, as the company’s aggressive expansion and its investment in more competitive pricing limited its potential for higher profit margins. We closed our position in Kate Spade, an accessories and apparel retailer, because of scaled-back margin-improvement targets. We sold ASOS, a global online apparel retailer, amid currency headwinds and margin pressures stemming from accelerating business investments.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the 12 months, three of the five components of our stock selection model were effective in distinguishing the outperformers from the underperformers within each industry group. Our growth, management decisions, and valuation components helped performance, while the quality component detracted from results. Our sentiment component was neutral, neither helping nor hindering results.

Successes
Our selections had a positive impact in six of the ten industry sectors, with the largest positive impact in industrials and consumer staples. Within industrials, Southwest Airlines, Delta Air Lines, and Lockheed Martin contributed the most to our relative results; within staples, Keurig Green Mountain, CVS Health, and Kroger contributed the most.

Shortfalls
Our overall selections in health care and financials were disappointing, largely because of underweighted positions in Allergan, Actavis, and Bank of America.

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen Knightly, CFA, President

Christopher J. Scarpa,
Vice President

Improved domestic economic momentum, along with low inflation and modest earnings growth, helped drive U.S. stocks’ advance for the 12 months.

Successes
Performance was quite favorable in technology and financial services. Within technology, strong demand for wireless devices produced solid growth for NXP Semiconductors and Avago Technologies, two proprietary semiconductor suppliers. Results within financial services were strong, helped by a concentration on financial processing companies with recurring earnings characteristics (Alliance Data Systems, for example).

Shortfalls
Selection in consumer staples and producer durables hurt performance. Within consumer staples, management dislocation and weak sales at GNC Holdings held back results, as did not owning a number of companies involved in mergers and acquisition activity, such as cigarette maker Lorillard. Producer durables suffered as lower energy prices weighed on demand for infrastructure from Chart Industries and Jacobs Engineering Group.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President
and Chief Investment Officer

Dana F. Walker, CFA, Co-Head
of the Investment Team

The last 12 months represented a rewarding time for medium- and large-cap stocks in the U.S. equity market, with relatively low volatility and no major corrections. More recently, however, market volatility has picked up, spurred by the rising number of geopolitical flash points, the approaching switch of the Federal Reserve from stimulus to tightening, and additional slowing of global growth outside the United States, particularly in Europe. This has resulted in a sharp advance in the U.S. dollar and widespread weakness in commodities, including oil.

Still, it’s helpful that recession risk appears several years away and that the now-sturdier U.S. growth appears likely to provide demand in other important world economies, which should allow earnings growth to continue. Thus, with equity valuations not extreme, we believe the beneficial outlook for equities of the last several years can continue, albeit with more corrections. Importantly for our markets, the United States should continue to remain, as we like to put it, “the best house on the world block.”

Successes
For the fiscal year ended September 30, our biggest contributors were health care and financial services; top contributors included Salix Pharmaceuticals and Actavis in health care, and Alliance Data Systems in financial services. Other notable successes included United Rentals, F5 Networks, and Weatherford International.

Shortfalls
Our biggest detractors were consumer discretionary, largely because of the extreme winter weather that continued through spring; materials & processing, because of global slowing concerns; and consumer staples, because our Herbalife holding is under short attack—unfairly, in our view—by a prominent hedge fund manager. Other notable individual detractors included Chicago Bridge & Iron, LKQ Corporation, and Cabot Oil & Gas.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	47	5,102	Uses traditional methods of stock selection—
Company, LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	20	2,148	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Equity Investment	13	1,388	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Frontier Capital Management Co.,	10	1,038	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Kalmar Investment Advisers	9	1,020	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	1	134	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Morgan Growth Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.39%	0.25%
30-Day SEC Yield	0.75%	0.89%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	335	1,825	3,768
Median Market Cap	$37.1B	$53.9B	$51.1B
Price/Earnings Ratio	24.6x	23.7x	20.5x
Price/Book Ratio	4.2x	5.0x	2.6x
Return on Equity	22.3%	23.1%	17.8%
Earnings Growth
Rate	20.0%	17.3%	15.2%
Dividend Yield	1.2%	1.5%	1.9%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	52%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	16.1%	18.0%	12.5%
Consumer Staples	5.0	9.9	8.3
Energy	5.5	5.6	9.1
Financials	5.3	5.3	17.4
Health Care	17.9	14.2	13.5
Industrials	10.5	12.1	11.2
Information
Technology	35.2	28.2	19.0
Materials	2.3	4.3	3.8
Telecommunication
Services	2.2	2.3	2.2
Utilities	0.0	0.1	3.0

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Growth Index	FA Index
R-Squared	0.97	0.90
Beta	1.11	1.10
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	5.0%
Google Inc.	Internet Software &
	Services	3.1
Microsoft Corp.	Systems Software	2.3
Gilead Sciences Inc.	Biotechnology	2.0
Facebook Inc.	Internet Software &
	Services	1.9
Oracle Corp.	Systems Software	1.7
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.6
QUALCOMM Inc.	Communications
	Equipment	1.1
Home Depot Inc.	Home Improvement
	Retail	1.1
Boeing Co.	Aerospace &
	Defense	1.1
Top Ten		20.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.40% for Investor Shares and 0.26% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Morgan Growth Fund*Investor
	Shares	16.85%	15.29%	8.52%	$22,661
••••••••	Russell 3000 Growth Index	17.87	16.43	8.95	23,570
– – – –	Multi-Cap Growth Funds Average	14.86	14.32	8.01	21,601
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Morgan Growth Fund Admiral Shares	17.03%	15.45%	8.69%	$115,095
Russell 3000 Growth Index	17.87	16.43	8.95	117,849
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (15.7%)
	Home Depot Inc.	1,309,379	120,122
	Comcast Corp. Class A	1,908,610	102,645
*	Priceline Group Inc.	86,097	99,750
*	O’Reilly Automotive Inc.	517,452	77,804
*	Amazon.com Inc.	212,913	68,652
	TJX Cos. Inc.	1,150,948	68,102
	NIKE Inc. Class B	705,758	62,954
	Wyndham Worldwide Corp.	774,471	62,934
	Starwood Hotels & Resorts
	Worldwide Inc.	747,246	62,178
*	Netflix Inc.	129,984	58,646
*	DIRECTV	617,684	53,442
	Lowe’s Cos. Inc.	993,591	52,581
*	Michael Kors Holdings Ltd.	668,657	47,735
	Expedia Inc.	482,139	42,245
	Inditex SA ADR	2,946,288	40,187
	Starbucks Corp.	507,142	38,269
*	LKQ Corp.	1,421,318	37,793
	PulteGroup Inc.	2,099,900	37,084
*	Discovery
	Communications Inc.	892,785	33,283
*	Tesla Motors Inc.	127,844	31,025
	Scripps Networks
	Interactive Inc. Class A	372,804	29,112
	Wynn Resorts Ltd.	154,490	28,902
	Walt Disney Co.	322,800	28,739
	VF Corp.	344,264	22,732
*	Discovery Communications
	Inc. Class A	593,472	22,433
	Burberry Group plc	806,688	19,677
*	Urban Outfitters Inc.	519,085	19,050
*	Jarden Corp.	315,205	18,947
	Hanesbrands Inc.	166,165	17,853
*	Chipotle Mexican Grill Inc.
	Class A	25,390	16,925
*	Ulta Salon Cosmetics
	& Fragrance Inc.	138,940	16,419

			Market
			Value
		Shares	($000)
	Harley-Davidson Inc.	279,715	16,279
	Tractor Supply Co.	234,930	14,451
*	CarMax Inc.	285,035	13,240
*	MGM Resorts International	520,600	11,859
	Advance Auto Parts Inc.	90,600	11,805
	Harman International
	Industries Inc.	102,800	10,079
	Marriott International Inc.
	Class A	143,300	10,017
	BorgWarner Inc.	184,780	9,721
	Wolverine World Wide Inc.	385,045	9,649
	Las Vegas Sands Corp.	152,900	9,512
*	Imax Corp.	338,320	9,290
*	AutoZone Inc.	18,000	9,174
	Service Corp. International	424,275	8,969
	DSW Inc. Class A	295,000	8,883
	Dunkin’ Brands Group Inc.	193,673	8,680
	Tiffany & Co.	89,100	8,581
*	Bright Horizons Family
	Solutions Inc.	198,870	8,365
	Ross Stores Inc.	103,900	7,853
	Gap Inc.	182,400	7,604
*	NVR Inc.	6,600	7,458
	Comcast Corp.	138,000	7,383
	Macy’s Inc.	123,700	7,197
	Whirlpool Corp.	48,100	7,006
	Cablevision Systems Corp.
	Class A	398,700	6,981
	McDonald’s Corp.	64,100	6,077
	PetSmart Inc.	82,400	5,775
	Delphi Automotive plc	90,600	5,557
	Aramark	190,300	5,005
	Time Warner Cable Inc.	32,400	4,649
	Twenty-First Century Fox
	Inc. Class A	107,800	3,697
	Time Warner Inc.	38,500	2,896
	Omnicom Group Inc.	23,100	1,591
*	Liberty Global plc	30,601	1,255
			1,704,758

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.9%)
	Costco Wholesale Corp.	697,360	87,393
	Anheuser-Busch InBev
	NV ADR	615,559	68,235
	CVS Health Corp.	809,755	64,448
	Mondelez International Inc.
	Class A	1,703,866	58,383
	Philip Morris
	International Inc.	679,443	56,665
	Keurig Green Mountain Inc.	347,111	45,170
*	Monster Beverage Corp.	437,504	40,106
^	Herbalife Ltd.	495,360	21,672
	Wal-Mart Stores Inc.	268,000	20,494
	PepsiCo Inc.	158,600	14,764
	Brown-Forman Corp.
	Class B	138,579	12,503
	Kroger Co.	173,900	9,043
*	Hain Celestial Group Inc.	79,100	8,096
*	United Natural Foods Inc.	118,300	7,271
	Mead Johnson Nutrition Co.	67,600	6,504
*	Pilgrim’s Pride Corp.	164,800	5,036
*	Rite Aid Corp.	538,300	2,605
	Colgate-Palmolive Co.	25,900	1,689
	Kimberly-Clark Corp.	5,900	635
			530,712
Energy (5.4%)
	Schlumberger Ltd.	700,880	71,272
	Cabot Oil & Gas Corp.	1,978,402	64,674
	Apache Corp.	645,587	60,601
	Devon Energy Corp.	847,102	57,755
	National Oilwell Varco Inc.	746,867	56,837
	Baker Hughes Inc.	790,671	51,441
*	Cameron International Corp.	361,710	24,010
*	Carrizo Oil & Gas Inc.	311,160	16,747
*	Continental Resources Inc.	223,400	14,852
	EOG Resources Inc.	145,300	14,388
	Anadarko Petroleum Corp.	138,300	14,029
	Core Laboratories NV	95,185	13,930
*	Weatherford
	International plc	647,640	13,471
	Halliburton Co.	194,500	12,547
	Superior Energy
	Services Inc.	380,270	12,499
*	Southwestern Energy Co.	341,770	11,945
*	Concho Resources Inc.	81,346	10,200
*	Gulfport Energy Corp.	157,455	8,408
*,^	SandRidge Energy Inc.	1,861,800	7,987
*	Whiting Petroleum Corp.	101,300	7,856
	SM Energy Co.	99,400	7,753
	Valero Energy Corp.	166,300	7,695
	Chesapeake Energy Corp.	334,000	7,679
	Nabors Industries Ltd.	325,800	7,415
*	EP Energy Corp. Class A	359,300	6,281
	Cimarex Energy Co.	14,800	1,873
			584,145

			Market
			Value
		Shares	($000)
Financials (5.1%)
	American Express Co.	1,091,449	95,545
	Bank of America Corp.	3,411,323	58,163
	Morgan Stanley	1,416,831	48,980
	Goldman Sachs Group Inc.	178,844	32,830
	Itau Unibanco Holding
	SA ADR	2,241,579	31,113
	Intercontinental
	Exchange Inc.	131,931	25,733
	Waddell & Reed Financial
	Inc. Class A	480,561	24,840
	Aon plc	256,800	22,514
	T. Rowe Price Group Inc.	240,865	18,884
	American
	Tower Corporation	195,345	18,290
*	Affiliated Managers
	Group Inc.	83,265	16,683
	Raymond James
	Financial Inc.	293,600	15,731
*	Berkshire Hathaway Inc.
	Class B	105,900	14,629
*	Signature Bank	126,232	14,146
	Ameriprise Financial Inc.	89,800	11,079
*	E*TRADE Financial Corp.	489,800	11,065
	McGraw Hill Financial Inc.	123,600	10,438
	Simon Property Group Inc.	60,200	9,898
	Arthur J Gallagher & Co.	217,480	9,865
	JPMorgan Chase & Co.	162,725	9,802
*	SVB Financial Group	86,357	9,680
	Discover Financial Services	147,800	9,517
	Legg Mason Inc.	159,500	8,160
	Allied World Assurance Co.
	Holdings AG	172,900	6,370
	General Growth
	Properties Inc.	200,500	4,722
*	WisdomTree
	Investments Inc.	356,400	4,056
	SL Green Realty Corp.	31,100	3,151
	Ventas Inc.	43,500	2,695
	Public Storage	13,200	2,189
	Crown Castle
	International Corp.	5,600	451
			551,219
Health Care (17.6%)
*	Gilead Sciences Inc.	2,033,067	216,420
*	Celgene Corp.	1,172,885	111,166
*	Vertex
	Pharmaceuticals Inc.	975,469	109,555
	Merck & Co. Inc.	1,585,756	94,004
	Bristol-Myers Squibb Co.	1,705,907	87,308
*	Biogen Idec Inc.	253,325	83,802
	Amgen Inc.	593,660	83,385
	Eli Lilly & Co.	1,143,759	74,173
	Johnson & Johnson	648,018	69,072
	CR Bard Inc.	451,980	64,502

Morgan Growth Fund

			Market
			Value
		Shares	($000)
*	Alexion
	Pharmaceuticals Inc.	360,970	59,856
	Aetna Inc.	727,911	58,961
	Medtronic Inc.	930,885	57,668
*	Illumina Inc.	338,687	55,518
*	BioMarin
	Pharmaceutical Inc.	709,142	51,172
	Novo Nordisk A/S ADR	963,535	45,884
	Allergan Inc.	241,750	43,077
	Becton Dickinson and Co.	361,425	41,134
	Zimmer Holdings Inc.	384,576	38,669
*	Salix Pharmaceuticals Ltd.	238,152	37,209
*	HCA Holdings Inc.	514,178	36,260
	Cooper Cos. Inc.	221,234	34,457
	Perrigo Co. plc	225,480	33,865
	Zoetis Inc.	626,185	23,138
	Thermo Fisher
	Scientific Inc.	187,035	22,762
*	Actavis plc	83,057	20,040
*	Cerner Corp.	328,043	19,542
*	Alkermes plc	370,970	15,903
	ResMed Inc.	318,895	15,712
*	Express Scripts
	Holding Co.	214,655	15,161
*	MEDNAX Inc.	247,382	13,561
*	Centene Corp.	163,300	13,507
*	Mallinckrodt plc	142,920	12,884
*	Incyte Corp.	235,900	11,571
	Humana Inc.	88,800	11,570
	Cigna Corp.	113,300	10,275
*	Mylan Inc.	214,900	9,776
*	Edwards Lifesciences Corp.	88,000	8,989
	Cardinal Health Inc.	118,300	8,863
*	Quintiles Transnational
	Holdings Inc.	146,800	8,189
*	Boston Scientific Corp.	690,600	8,156
*	Align Technology Inc.	157,575	8,143
	AbbVie Inc.	137,600	7,948
	Agilent Technologies Inc.	135,300	7,709
*	Covance Inc.	90,800	7,146
*	Medivation Inc.	70,900	7,010
*	Catamaran Corp.	162,890	6,866
*	Mettler-Toledo
	International Inc.	26,800	6,864
*	Allscripts Healthcare
	Solutions Inc.	379,300	5,088
	UnitedHealth Group Inc.	58,800	5,072
*	Charles River Laboratories
	International Inc.	42,000	2,509
	Abbott Laboratories	53,800	2,238
*	Premier Inc. Class A	15,100	496
*	Intuitive Surgical Inc.	800	369
			1,904,174

			Market
			Value
		Shares	($000)
Industrials (10.3%)
	Boeing Co.	932,903	118,833
	Honeywell International Inc.	693,127	64,544
	United Parcel Service Inc.
	Class B	626,920	61,620
	Canadian Pacific
	Railway Ltd.	284,732	59,073
	TransDigm Group Inc.	279,340	51,491
	Illinois Tool Works Inc.	484,067	40,865
	Danaher Corp.	536,915	40,795
*	IHS Inc. Class A	317,616	39,762
	3M Co.	251,959	35,698
	Pentair plc	454,120	29,740
*	B/E Aerospace Inc.	340,929	28,618
	Dover Corp.	344,181	27,648
	Rockwell Automation Inc.	231,520	25,439
*	Stericycle Inc.	195,505	22,788
	Union Pacific Corp.	202,100	21,912
*	Kirby Corp.	177,300	20,895
	American Airlines
	Group Inc.	574,600	20,387
*	United Rentals Inc.	183,395	20,375
	JB Hunt Transport
	Services Inc.	255,371	18,910
	Tyco International Ltd.	391,793	17,462
	Fastenal Co.	362,025	16,255
*	Spirit Airlines Inc.	232,200	16,054
	AMETEK Inc.	317,593	15,946
	Wabtec Corp.	195,100	15,811
	Caterpillar Inc.	159,100	15,756
^	Chicago Bridge & Iron
	Co. NV	267,780	15,491
	Lockheed Martin Corp.	84,000	15,354
*	Genesee & Wyoming Inc.
	Class A	154,760	14,750
	Watsco Inc.	165,060	14,225
	MSC Industrial Direct Co.
	Inc. Class A	163,680	13,988
*	Hertz Global Holdings Inc.	522,880	13,276
*	MasTec Inc.	421,100	12,894
	Delta Air Lines Inc.	320,300	11,579
	Flowserve Corp.	162,795	11,480
	Southwest Airlines Co.	333,400	11,259
	Carlisle Cos. Inc.	140,045	11,257
*	Armstrong World
	Industries Inc.	188,595	10,561
	Acuity Brands Inc.	86,925	10,232
*	Jacobs Engineering
	Group Inc.	188,500	9,203
*	Quanta Services Inc.	252,975	9,180
*	WESCO International Inc.	116,344	9,105
*	Copart Inc.	288,600	9,037
	Emerson Electric Co.	135,900	8,505
	Masco Corp.	352,500	8,432

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Expeditors International
	of Washington Inc.	196,245	7,964
*	Spirit AeroSystems
	Holdings Inc. Class A	201,500	7,669
	Alaska Air Group Inc.	175,900	7,659
	Pall Corp.	88,192	7,382
	IDEX Corp.	101,800	7,367
	KAR Auction Services Inc.	252,540	7,230
*	Verisk Analytics Inc.
	Class A	76,830	4,678
	Textron Inc.	34,500	1,242
	Robert Half
	International Inc.	18,900	926
			1,118,602
Information Technology (34.7%)
	Apple Inc.	5,428,025	546,874
	Microsoft Corp.	5,481,334	254,115
*	Google Inc. Class C	362,942	209,548
*	Facebook Inc. Class A	2,607,988	206,135
	Oracle Corp.	4,700,952	179,952
*	Google Inc. Class A	211,942	124,709
	QUALCOMM Inc.	1,659,521	124,082
	Altera Corp.	2,854,885	102,148
	MasterCard Inc. Class A	1,371,451	101,378
	Cisco Systems Inc.	3,732,014	93,935
*	F5 Networks Inc.	785,001	93,211
*	Alibaba Group
	Holding Ltd. ADR	971,863	86,350
*	Twitter Inc.	1,587,518	81,884
*	Alliance Data
	Systems Corp.	326,690	81,107
	SanDisk Corp.	781,170	76,516
	Intuit Inc.	739,605	64,826
	Visa Inc. Class A	299,224	63,845
*	LinkedIn Corp. Class A	280,331	58,250
	Western Digital Corp.	586,205	57,049
	NetApp Inc.	1,257,374	54,017
	Maxim Integrated
	Products Inc.	1,781,320	53,867
*	Check Point Software
	Technologies Ltd.	725,301	50,220
	Broadcom Corp. Class A	1,134,171	45,843
	Microchip Technology Inc.	941,763	44,479
*	salesforce.com inc	725,332	41,728
*	Red Hat Inc.	695,471	39,051
*	VMware Inc. Class A	403,019	37,819
	Skyworks Solutions Inc.	629,573	36,547
	Linear Technology Corp.	809,612	35,939
	Intel Corp.	1,013,720	35,298
	Xilinx Inc.	819,620	34,711
	Amphenol Corp. Class A	340,260	33,978
	KLA-Tencor Corp.	413,942	32,610
*	Cognizant Technology
	Solutions Corp. Class A	726,020	32,504
*	Electronic Arts Inc.	880,245	31,346

			Market
			Value
		Shares	($000)
	Paychex Inc.	678,355	29,983
	Activision Blizzard Inc.	1,413,190	29,380
*	NXP Semiconductor NV	408,500	27,954
*	Splunk Inc.	430,125	23,812
*	Yahoo! Inc.	572,862	23,344
*	Workday Inc. Class A	280,806	23,167
	Lam Research Corp.	308,525	23,047
*	FleetCor Technologies Inc.	155,806	22,143
	International Business
	Machines Corp.	109,600	20,805
	Fidelity National
	Information Services Inc.	354,595	19,964
	Avago Technologies Ltd.
	Class A	218,900	19,044
*	Cadence Design
	Systems Inc.	1,082,168	18,624
*	Gartner Inc.	251,629	18,487
	Global Payments Inc.	241,700	16,890
*	Atmel Corp.	1,947,303	15,734
*,^	FireEye Inc.	510,535	15,602
	IAC/InterActiveCorp	231,304	15,243
*	Informatica Corp.	445,075	15,239
	Accenture plc Class A	180,900	14,711
*	Akamai Technologies Inc.	191,267	11,438
*	Autodesk Inc.	205,320	11,313
	Brocade Communications
	Systems Inc.	944,804	10,270
	Marvell Technology
	Group Ltd.	717,217	9,668
*	WEX Inc.	86,130	9,502
*	Fortinet Inc.	370,000	9,348
	Jack Henry
	& Associates Inc.	153,990	8,571
*	Concur Technologies Inc.	66,550	8,440
	Texas Instruments Inc.	159,300	7,597
	CDW Corp.	231,100	7,176
*	Freescale
	Semiconductor Ltd.	363,400	7,097
*	Yelp Inc. Class A	81,074	5,533
*	Flextronics
	International Ltd.	411,000	4,242
*	Zynga Inc. Class A	971,300	2,623
*	eBay Inc.	29,700	1,682
	EMC Corp.	34,300	1,004
			3,754,548
Materials (2.2%)
	Sherwin-Williams Co.	288,798	63,244
	Monsanto Co.	347,078	39,050
	Eagle Materials Inc.	215,320	21,926
	Ashland Inc.	166,160	17,297
*	WR Grace & Co.	161,870	14,721
	Worthington Industries Inc.	343,295	12,777
	PPG Industries Inc.	57,491	11,311
	Cytec Industries Inc.	215,800	10,205
	Alcoa Inc.	578,300	9,305

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Praxair Inc.	68,560	8,844
	Ball Corp.	137,900	8,725
	Westlake Chemical Corp.	81,800	7,083
	PolyOne Corp.	150,275	5,347
	Vulcan Materials Co.	69,400	4,180
	FMC Corp.	69,722	3,987
			238,002
Other (1.0%)
^,2	Vanguard Growth ETF	1,044,900	104,145

Telecommunication Services (2.2%)
	Verizon
	Communications Inc.	3,391,872	169,560
*	SBA Communications
	Corp. Class A	469,483	52,065
	Cogent Communications
	Holdings Inc.	285,900	9,609
*	Level 3
	Communications Inc.	179,200	8,195
			239,429
Total Common Stocks
(Cost $7,613,042)			10,729,734
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.109%	113,423,135	113,423

		Face
		Amount
		($000)
Repurchase Agreement (0.0%)
	Bank of America Securities,
	LLC 0.001%, 10/1/14
	(Dated 9/30/14, Repurchase
	Value $5,300,000,
	collateralized by Federal
	Home Loan Bank 0.200%,
	9/25/15, with a value of
	$5,409,000)	5,300	5,300

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
5	Federal Home Loan
	Bank Discount
	Notes, 0.078%, 10/1/14	100	100
[5,6]	Federal Home Loan
	Bank Discount
	Notes, 0.080%, 10/8/14	200	200
[5,6]	Federal Home Loan
	Bank Discount
	Notes, 0.074%, 12/3/14	100	100
[5,6]	Federal Home Loan
	Bank Discount
	Notes, 0.100%, 2/4/15	3,000	2,999
5	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/27/15	100	100
6,[7]	Freddie Mac Discount
	Notes, 0.077%, 10/20/14	2,000	2,000
			5,499
Total Temporary Cash Investments
(Cost $124,222)			124,222
Total Investments (100.2%)
(Cost $7,737,264)			10,853,956
Other Assets and Liabilities (-0.2%)
Other Assets			118,110
Liabilities[4]			(141,748)
			(23,638)
Net Assets (100%)			10,830,318

Morgan Growth Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,628,563
Undistributed Net Investment Income	37,745
Accumulated Net Realized Gains	1,047,481
Unrealized Appreciation (Depreciation)
Investment Securities	3,116,692
Futures Contracts	(162)
Foreign Currencies	(1)
Net Assets	10,830,318

Investor Shares—Net Assets
Applicable to 169,182,860 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,580,274
Net Asset Value Per Share—
Investor Shares	$27.07

Admiral Shares—Net Assets
Applicable to 74,435,833 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,250,044
Net Asset Value Per Share—
Admiral Shares	$83.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,100,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.3% and 0.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $21,258,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,799,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	118,244
Interest[2]	229
Securities Lending	1,025
Total Income	119,498
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,208
Performance Adjustment	(4,031)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,374
Management and Administrative—Admiral Shares	6,662
Marketing and Distribution—Investor Shares	785
Marketing and Distribution—Admiral Shares	977
Custodian Fees	126
Auditing Fees	35
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	54
Trustees’ Fees and Expenses	20
Total Expenses	34,260
Expenses Paid Indirectly	(229)
Net Expenses	34,031
Net Investment Income	85,467
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,166,465
Futures Contracts	21,966
Foreign Currencies	96
Realized Net Gain (Loss)	1,188,527
Change in Unrealized Appreciation (Depreciation)
Investment Securities	377,006
Futures Contracts	641
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	377,642
Net Increase (Decrease) in Net Assets Resulting from Operations	1,651,636
1 Dividends are net of foreign withholding taxes of $622,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,255,000, $190,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,467	105,086
Realized Net Gain (Loss)	1,188,527	998,555
Change in Unrealized Appreciation (Depreciation)	377,642	665,448
Net Increase (Decrease) in Net Assets Resulting from Operations	1,651,636	1,769,089
Distributions
Net Investment Income
Investor Shares	(32,172)	(51,062)
Admiral Shares	(46,958)	(44,266)
Realized Capital Gain[1]
Investor Shares	(185,177)	—
Admiral Shares	(216,896)	—
Total Distributions	(481,203)	(95,328)
Capital Share Transactions
Investor Shares	(892,889)	(1,262,867)
Admiral Shares	611,582	522,261
Net Increase (Decrease) from Capital Share Transactions	(281,307)	(740,606)
Total Increase (Decrease)	889,126	933,155
Net Assets
Beginning of Period	9,941,192	9,008,037
End of Period[2]	10,830,318	9,941,192
1 Includes fiscal 2014 short-term gain distributions totaling $11,778,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,745,000 and $37,964,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.26	$20.31	$16.06	$16.04	$14.32
Investment Operations
Net Investment Income	.187	.230	.141	.087	.097
Net Realized and Unrealized Gain (Loss)
on Investments	3.785	3.925	4.209	.029	1.733
Total from Investment Operations	3.972	4.155	4.350	.116	1.830
Distributions
Dividends from Net Investment Income	(.172)	(. 205)	(.100)	(. 096)	(.110)
Distributions from Realized Capital Gains	(.990)	—	—	—	—
Total Distributions	(1.162)	(. 205)	(.100)	(. 096)	(.110)
Net Asset Value, End of Period	$27.07	$24.26	$20.31	$16.06	$16.04

Total Return[1]	16.85%	20.69%	27.18%	0.66%	12.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,580	$4,922	$5,283	$5,009	$5,432
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.39%	0.40%	0.42%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.72%	1.06%	0.74%	0.47%	0.62%
Portfolio Turnover Rate	52%	53%	49%	55%	60%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.04%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$75.26	$63.02	$49.84	$49.75	$44.42
Investment Operations
Net Investment Income	.719	.831	.535	.342	.372
Net Realized and Unrealized Gain (Loss)
on Investments	11.722	12.144	13.036	.110	5.364
Total from Investment Operations	12.441	12.975	13.571	.452	5.736
Distributions
Dividends from Net Investment Income	(.664)	(.735)	(. 391)	(. 362)	(. 406)
Distributions from Realized Capital Gains	(3.067)	—	—	—	—
Total Distributions	(3.731)	(.735)	(. 391)	(. 362)	(. 406)
Net Asset Value, End of Period	$83.97	$75.26	$63.02	$49.84	$49.75

Total Return	17.03%	20.86%	27.35%	0.83%	12.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,250	$5,019	$3,725	$2,554	$2,445
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.25%	0.26%	0.28%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.86%	1.20%	0.88%	0.61%	0.76%
Portfolio Turnover Rate	52%	53%	49%	55%	60%
1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.04%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and

Morgan Growth Fund

are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $718,000 for the year ended September 30, 2014.

For the year ended September 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $4,031,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $1,093,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Morgan Growth Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2014, these arrangements reduced the fund’s expenses by $229,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,710,057	19,677	—
Temporary Cash Investments	113,423	10,799	—
Futures Contracts—Assets[1]	16	—	—
Futures Contracts—Liabilities[1]	(190)	—	—
Total	10,823,306	30,476	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	59	28,991	(159)
E-mini S&P 500 Index	December 2014	4	393	(3)
				(162)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Morgan Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency gains of $96,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,652,000 from undistributed net investment income, and $92,222,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $192,405,000 of ordinary income and $912,636,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $7,737,605,000. Net unrealized appreciation of investment securities for tax purposes was $3,116,351,000, consisting of unrealized gains of $3,239,246,000 on securities that had risen in value since their purchase and $122,895,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2014, the fund purchased $5,455,001,000 of investment securities and sold $6,070,062,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Year Ended September 30,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	320,152	12,401	268,773	12,587
Issued in Lieu of Cash Distributions	213,461	8,667	49,772	2,519
Redeemed	(1,426,502)	(54,768)	(1,581,412)	(72,367)
Net Increase (Decrease)—Investor Shares	(892,889)	(33,700)	(1,262,867)	(57,261)
Admiral Shares
Issued	1,260,885	15,671	1,256,023	18,539
Issued in Lieu of Cash Distributions	242,786	3,182	39,037	638
Redeemed	(892,089)	(11,116)	(772,799)	(11,580)
Net Increase (Decrease) —Admiral Shares	611,582	7,737	522,261	7,597

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $470,138,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $90,908,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 44.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.85%	15.29%	8.52%
Returns After Taxes on Distributions	15.59	14.94	8.10
Returns After Taxes on Distributions and Sale of Fund Shares	10.41	12.32	6.94

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,047.60	$2.00
Admiral Shares	1,000.00	1,048.58	1.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.98
Admiral Shares	1,000.00	1,023.82	1.27
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $35,000
Fiscal Year Ended September 30, 2013: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.